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                                                                    Exhibit 99.3

                              QUALCOMM INCORPORATED
                 2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                    AS AMENDED BY THE BOARD ON MARCH 7, 2005

      1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

            1.1 ESTABLISHMENT. The QUALCOMM Incorporated 2001 Non-Employee Directors' Stock Option Plan (the "PLAN") was originally established effective as of February 27, 2001 (the "EFFECTIVE DATE"), which was the date the Plan was approved by Company shareholders. On March 7, 2005, the Board approved this amended and restated Plan (the "AMENDMENT DATE").

            1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward Non-Employee Directors of the Company by creating an additional incentive for such persons to contribute to the growth and profitability of the Participating Company Group.

            1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan have lapsed.

      2. DEFINITIONS AND CONSTRUCTION.

            2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "AFFILIATE" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities, or (iii) an entity which the Board designates as an Affiliate. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

                  (b) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                  (c) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial
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ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 2.1(u)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. The Board shall determine in its sole discretion whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related. Notwithstanding the preceding sentence, a Change in Control shall not include a Spinoff Transaction.

                  (d) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                  (e) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (f) "COMPANY" means QUALCOMM Incorporated, a Delaware corporation, or any Successor.

                  (g) "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company.

                  (h) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                  (i) "DIRECTOR FEES" mean a Non-Employee Director's annual retainer fee, meeting fees and any other compensation payable with respect to such individual's Service as a Director.

                  (j) "DISABILITY" means the Participant has been determined eligible for supplemental Security Income benefits by the Social Security Administration of the United States of America and also means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the duties of the Participant's position with the Participating Company Group because of sickness or other physical or mental incapacity.

                  (k) "EMPLOYEE" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither Service as a Director nor payment of a Director Fee shall be sufficient to constitute employment for purposes of the Plan.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:
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                        (i) If the Common Stock is listed on any established
stock exchange or traded on the Nasdaq National Market system or the Nasdaq SmallCap Market system of the Nasdaq Stock Market established by the National Association of Securities Dealers, Inc., the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the stock is traded on more than one exchange or market, the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                        (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

                  (n) "NON-CONTROL AFFILIATE" means any entity in which any Participating Company has an ownership interest and which the Board shall designate as a Non-Control Affiliate.

                  (o) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of a Participating Company Group.

                  (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

                  (q) "NORMAL RETIREMENT AGE" means the date on which a Participant has attained the age of seventy (70) years and has completed nine years of continuous Service.

                  (r) "OFFICER" means any person designated by the Board as an officer of the Company.

                  (s) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

                  (t) "OPTION AGREEMENT" means an agreement, in such form as the Board may approve, between the Company and a Participant setting forth the terms, conditions and restrictions of an Option granted to the Participant and any shares acquired upon the exercise thereof.

                  (u) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                  (v) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.
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                  (w) "PARTICIPANT" means any eligible person who has been
granted one or more Options.

                  (x) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation or Affiliate.

                  (y) "PARTICIPATING COMPANY GROUP" means, at any point in time, all entities collectively which are then Participating Companies.

                  (z) "PRIOR PLAN OPTION" means, any option granted pursuant to the Company's 1998 Non-Employee Directors' Stock Option Plan which is outstanding on or after the date on which the Board adopts the Plan or which is granted thereafter and prior to the Effective Date.

                  (aa) "RULE 16B-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                  (bb) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (cc) "SERVICE" means

                        (i) a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company; except that if the entity for which the Participant performs Service is a Subsidiary Corporation and ceases to be a Participating Company as a result of the distribution of the voting stock of such Subsidiary Corporation to the shareholders of the Company or a Parent Corporation, Service shall not be deemed to have terminated as a result of such distribution. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

                        (ii) Notwithstanding any other provision of this Section, a Participant's Service shall not be deemed to have terminated merely because the Participating Company for which the Participant renders Service ceases to be a member of the Participating Company Group by reason of a Spinoff Transaction, nor shall Service be deemed to have terminated upon resumption of Service from the Spinoff Company to a Participating Company. For all purposes under this Plan, a Participant's Service shall include Service, whether in the capacity of an Employee, Director or a Consultant, for the Spinoff Company provided a Participant was employed by the Participating Company Group immediately prior to the Spinoff Transaction. Notwithstanding the foregoing, if the Company's auditors determine that the provisions or operation of the preceding two sentences would cause the Company to incur a compensation expense and provided further that in the absence of the preceding two sentences no such compensation expense would be incurred, then the two preceding sentences shall be without
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force or effect, and the vesting and exercisability of each outstanding Option and any shares acquired upon the exercise thereof shall be determined under any other applicable provision of the Plan or the Option Agreement evidencing such Option.

                  (dd) "SPINOFF COMPANY" means a Participating Company which ceases to be such as a result of a Spinoff Transacton.

                  (ee) "SPINOFF TRANSACTION" means a transaction in which the voting stock of an entity in the Participating Company Group is distributed to the shareholders of a parent corporation as defined by Section 424(e) of the Code, of such entity.

                  (ff) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                  (gg) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  (hh) "SUCCESSOR" means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

            2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      3. ADMINISTRATION.

            3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board and its designees.

            3.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has actual authority with respect to such matter, right, obligation, determination or election. Any decision or determination of the Company made by an Officer having actual authority with respect thereto, shall be final, binding and conclusive on the Participating Company Group, any Participant, and all persons having an interest in the Plan, or any Option granted hereunder, unless such Officer's decision or determination is arbitrary or capricious, fraudulent, or made in bad faith.

            3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

                  (a) To construe and interpret the provisions of the Plan and Options granted under it, in its discretion; to establish, amend and revoke rules and regulations for its administration, and to take all such actions and make all such decisions as may be necessary or
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appropriate for the operation and administration of the Plan, including, without limitation, all such decisions and determinations as may be expressly delegated to the Board by the terms of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem, in its discretion, necessary, desirable, appropriate or expedient to make the Plan fully effective.

                  (b) To amend the Plan or an Option as provided in Section 11.

                  (c) Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, appropriate or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

                  (d) The Board's determination of the construction and interpretation of any provision of the Plan, and any actions taken, and any decisions or determinations made pursuant to the terms of the Plan which are made in good faith shall be final, binding and conclusive on the Participating Company Group, any Participant, and any person having an interest in the Plan or any Option granted hereunder.

            3.4 POWERS OF THE COMMITTEE. If administration is delegated to the Committee, then the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be deemed to refer also to such Committee), except as may be expressly limited in the delegation of power or as provided in the next sentence. Notwithstanding the foregoing, the powers of the Committee are limited as follows: (i) construction and interpretation of the Plan by the Committee shall be subject to review by the Board, as determined by the Board in its sole discretion, (ii) the requirements of the Delaware General Corporation Law shall be complied with at all times, and (iii) the Committee cannot make a discretionary grant under the Plan, nor amend the terms of an automatic grant under the Plan unless such grant would still be exempt from the application of Section 16 of the Exchange Act. The Board may abolish, or limit the powers of, the Committee at any time and revest in the Board all or some of the administration of the Plan.

            3.5 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or Officers or
Employees of the Participating Company Group, members of the Board and any Officers or Employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the
Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same, and to retain complete control over the litigation and/or settlement of such suit, action or proceeding.
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            3.6 ARBITRATION. Any dispute or claim concerning any Options granted
(or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in San Diego, California. By accepting an Option, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

      4. SHARES SUBJECT TO PLAN.

            4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Twelve Million Six Hundred Thousand (12,600,000) (after adjustment to reflect the Company's stock dividend on August 13, 2004). The share reserve shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. However, the share reserve, determined at any time, shall be reduced by the number of shares subject to the Prior Plan Options. If an outstanding Option, including a Prior Plan Option, for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Participant's exercise or purchase price, the shares of Stock allocable to the unexercised portion of such Option or Prior Plan Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

            4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 2.1(u)) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

      5. ELIGIBILITY FOR PARTICIPATION.

            Only those persons who, at the time of grant, are serving as Non-Employee Directors shall be eligible to become Participants and to be granted an Option.

      6. TERMS AND CONDITIONS OF OPTIONS.

            Options shall be evidenced by Option Agreements specifying, among other things, the number of shares of Stock covered thereby, in such form as the Board shall from time to time
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establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            6.1 AUTOMATIC GRANT. Subject to the execution by a Non-Employee Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                  (a) INITIAL OPTION PRIOR TO AMENDMENT DATE. Each Non-Employee Director shall be granted an Option to purchase twenty thousand (20,000) shares of Stock (an "INITIAL OPTION") on the date such person first becomes a Non-Employee Director after the Effective Date; provided, however, that an Initial Option shall not be granted to a Director who is an Employee and who subsequently becomes a Non-Employee Director as a result of the termination of his or her status as an Employee.

                  (b) INITIAL OPTION AFTER AMENDMENT DATE. Each Non-Employee Director shall be granted an Initial Option to purchase forty thousand (40,000) shares of Stock on the date such person first becomes a Non-Employee Director after the Amendment Date; provided, however, that an Initial Option shall not be granted to a Director who is an Employee and who subsequently becomes a Non-Employee Director as a result of the termination of his or her status as an Employee.

                  (c) ANNUAL OPTION PRIOR TO AMENDMENT DATE. Each Non-Employee Director (including any Non-Employee Director who previously did not qualify as a Non-Employee Director because of his or her status as an Employee) was granted, prior to the Amendment Date, on the date of each annual meeting of the stockholders of the Company (an "ANNUAL MEETING") immediately following which such person remains a Non-Employee Director, an Option to purchase ten thousand (10,000) shares of Stock (an "ANNUAL OPTION"); provided, however, that a Non-Employee Director granted an Initial Option on, or within a period of 270 days prior to, the date of an Annual Meeting shall not be granted an Annual Option for such Annual Meeting.

                  (d) ANNUAL OPTION AFTER AMENDMENT DATE. Each Non-Employee Director (including any Non-Employee Director who previously did not qualify as a Non-Employee Director because of his or her status as an Employee) shall be granted, after the Amendment Date, on the date of each Annual Meeting immediately following which such person remains a Non-Employee Director, an Annual Option to purchase eighteen thousand (18,000) shares of Stock; provided, however, that a Non-Employee Director granted an Initial Option on, or within a period of 270 days prior to, the date of an Annual Meeting shall not be granted an Annual Option for such Annual Meeting.

                  (e) RIGHT TO DECLINE OPTION. Notwithstanding the foregoing, any person may elect not to receive an Option pursuant to this Section by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a), (b),
(c) or (d) as the case may be.
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            6.2 EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date of grant of the Option.

            6.3 EXERCISABILITY AND TERM OF OPTIONS. Each Option shall vest and become exercisable as set forth below and shall terminate and cease to be exercisable on the tenth (10) anniversary date of grant of the Option, unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing such Option.

                  (a) INITIAL OPTIONS. Except as otherwise provided in the Plan or in the Option Agreement evidencing such Option, each Initial Option shall vest and become exercisable as follows: (i) twenty percent (20%) of the Initial Option shall vest and become exercisable on the first anniversary of the date of grant of the Option, and (ii) 1/60th of the Initial Option shall vest and become exercisable each month, beginning on the date thirteen 13 months after the date of grant of the Option, provided the Participant's Service has not been terminated prior to such date.

                  (b) ANNUAL OPTIONS. Except as otherwise provided in the Plan or in the Option Agreement evidencing such Option, each Annual Option shall vest and become exercisable as follows: (i) ten percent (10%) of the Annual Option shall vest and become exercisable on the date six (6) months after the grant of the Option, and (ii) 1/60th of the Annual Option shall vest and become exercisable each month, beginning on the date seven (7) months after the date of grant of the Option, provided the Participant's Service has not terminated prior to such date.

            6.4 EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the Common Stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at the same rate as the Option vests as described elsewhere in the Plan, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of the Participant's Service or (B) such longer period as may be agreed to by the Company and the Participant.

            6.5 PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by
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applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or amendment to the standard form of Option Agreement, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                  (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                        (i) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                        (ii) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

            6.6 TRANSFERABILITY. An Option shall not be transferable in any manner (including without limitation, sale, alienation, anticipation, pledge, encumbrance, or assignment) other than, (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon the death of a Participant, (iii) by delivering written notice to the Company, in a form acceptable to the Company (including such representations, warranties and indemnifications as the Company shall require a Participant to make to protect the Company's interests and ensure that this Option has been transferred under the circumstances approved by the Company), by gift to a Participant's spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship with a Participant due to adoption, any person sharing a Participant's household (other than a tenant or employee), a foundation in which these persons or the Participant control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. A transfer to an entity in which more than fifty percent of the voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity is specifically included as a permissible type of transfer. In addition, a transfer to a trust created solely for the benefit (i.e., a Participant and/or any or all of the foregoing persons hold more than 50 percent of the beneficial interest in the trust) of a Participant and/or any or all of the foregoing persons is also a permissible transferee, or (iv) such other transferees as may be authorized by the Board in its sole and absolute discretion. During a Participant's life this Option is exercisable only by the Participant or a transferee satisfying the above conditions. Except in the event of a Participant's death, upon transfer of an Option to any or all of the foregoing persons, the Participant, as the Optionee, is liable for any and all taxes due upon exercise of those transferred Options. At no time will a transferee who is considered an affiliate under Rule 144(a)(1) be able to sell any or all such Stock without complying with Rule 144. The right of a transferee to exercise the transferred portion of this Option shall terminate in accordance with the Participant' s right of exercise under this Option and is further subject to such representations, warranties and indemnifications from the transferee that the Company requires the transferee to make to protect the Company's interests and ensure that this Option has been transferred under the circumstances approved by the Company. Once a portion of an Option is transferred, no further transfer may be made of that portion of the Option.

            6.7 EFFECT OF TERMINATION OF SERVICE.

                  (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

                        (i) DISABILITY AND NORMAL RETIREMENT AGE. If a Participant's Service terminates because of the Participant's Disability or after the Participant reaches Normal Retirement Age, then except as otherwise provided in Section 6.7(a)(ii), (A) the Participant's Service shall be deemed to continue and the exercisability and vesting of the Option and, in the case of an immediately exercisable option, the shares acquired upon exercise thereof shall continue under the terms and conditions of the Option Agreement, and (B) the Option to the extent unexercised and exercisable may be exercised by the Participant (or, the Participant's guardian or legal representative) at any time prior to the expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

                        (ii) DEATH. If the Participant's Service terminates because of the death of the Participant, or if the Participant dies after attaining Normal Retirement Age, or after the Disability of the Participant then, (A) the exercisability and vesting of the Option and any shares acquired on the exercise thereof shall be accelerated effective as of the date of the Participant's death, and (B) the Option, to the extent unexercised and exercisable on the date of the Participant's death, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date of the Participant's death, but in any event no later than the Option Expiration Date.

                        (iii) OTHER TERMINATION OF SERVICE. If the Participant's Service with the Participating Company Group terminates prior to Normal Retirement Age for any reason except Disability, or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminates, may be exercised by the Participant at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminates, but in any event no later than the Option Expiration Date.

                  (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.7(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                  (c) EXTENSION IF PARTICIPANT SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.7(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
(10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

      7. STANDARD FORMS OF AGREEMENTS.

            7.1 OPTION AGREEMENT. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

            7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any standard form of agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of agreement are not inconsistent with the terms of the Plan.

      8. CHANGE IN CONTROL.

            In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by Participants whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 2.1(u)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

      9. TAX WITHHOLDING.

            9.1 TAX WITHHOLDING IN GENERAL. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Option or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

            9.2 WITHHOLDING IN SHARES. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Option, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

      10. COMPLIANCE WITH SECURITIES LAW.

            The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

      11. TERMINATION OR AMENDMENT OF PLAN.

            The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be
(a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no other amendment of the Plan that would require approval of the

Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

      12. MISCELLANEOUS PROVISIONS.

            12.1 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole and absolute discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

            12.2 PROVISION OF INFORMATION. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.